                                                               February 15, 1996

Dear Fellow Shareholder:

     The Philippine Stock Exchange Index (Phisix) continued to correct for most of the fourth quarter of 1995, falling to a 25-month low (2,196.48) in late November. However, by the end of the year investors, looking toward 1996, lifted the market over 18% from the November low. As a result, the Phisix declined only 1.9% in the quarter, while The First Philippine Fund's net asset value (NAV) was off 7.5%, to $17.23 per share. The Fund's stock price moved in line with this decrease, ending the quarter at $13.875, down 7.9%. More recently, in the month of January 1996, the Fund leaped ahead 13.0%, as the Philippine market continued its recovery.

     For the full calendar year, the Fund was down 17.5% while the Phisix dropped 13.3%. However, from inception-to-date the Fund still leads the Phisix. Since the launch of the Fund in November 1989, the Fund has risen 123.9%, while the stock market index has appreciated 61.7%.

FUNDAMENTAL GROWTH STILL STRONG; INFLATION A WORRY BUT NOT OUT OF HAND

     Economic growth in the Philippines accelerated in 1995. The gross national product (GNP) grew 5.7% in 1995 as compared to 5.3% growth in 1994, while the gross domestic product (GDP) accelerated to 4.8% from 4.4% in 1994. We consider these as strong numbers, given the fact that a series of devastating typhoons hit the archipelago in the second half of the year. The typhoons dampened agricultural and industrial production (together, contributing about 60% to GDP). The acceleration in both GNP and GDP is expected to continue in 1996, with the Philippine government targeting GNP growth between 6.5-7.5% and GDP growth between 6.2-6.9%.

     After jumping up to 11.3% in September, inflation remained in double digits for the rest of the year. Several factors will keep inflation in the low double digit range for the first few months of 1996. The expanded-value added tax (E-VAT) which took effect January 1, 1996, the recently granted oil price increase (average increase of PhP 0.55/liter), and an increase in the minimum wage (PhP 20.00 increase) will all conspire to keep inflation in the 10-12% range for the first few months of this year. The government is countering these inflationary pressures by: 1) alleviating the food situation with the importation of rice, sugar and corn; 2) lowering the cost of imported intermediate goods with the implementation of a tariff restructuring program; and 3) tightening domestic liquidity, with the Central Bank (BSP) limiting monetary growth to 22-25%. The double digit rate should taper off, however, as we approach the end of the first half of 1996, and should stabilize in the mid-to high single digits for the rest of the year.

MARKET REFORMS AND LIBERALIZATION CONTINUE

     Government bureaucracy and red tape, once a hallmark of Philippine business and a stumbling block for foreign investors, have been reduced and replaced with various forms of incentives and innovative investment schemes (e.g. build-operate-transfer, build-operate-own, etc.). As a result, foreign direct investment has seen an unprecedented surge over the last couple of years.

     Under the leadership of President Fidel Ramos, liberalization of the economy continues to be a high priority. The lifting of foreign exchange controls has led to a market determined foreign exchange rate. The opening up of the telecommunications sector has led to stiff competition resulting in improved services and a rise in the telephone density rate to about 2-2.5 telephone lines per 100 people.

Mining laws have been relaxed and the country has seen the entry of foreign mining heavyweights like Western Mining and Echo Bay Mines. The ten foreign banking institutions that were granted banking licenses have begun operations. Still to come are the expected liberalization of the energy and retail sectors.

     The outlook for corporate earnings is very positive. Earnings at the country's top companies are expected to accelerate from 23% this year to 25% in 1997. Sectors like telecommunications, construction, power and energy, property, and banking will benefit from strong demand. In the telecommunications sector demand is strong across the entire spectrum of services -- land line telephony, wireless, paging, and international -- all of which suffer from low penetration rates. Leading construction and engineering firms are experiencing strong growth in their businesses due to the multitude of infrastructure projects that are required to meet the needs of a developing nation. Hand in hand with the growth of the economy is the demand for power and energy. Growth in electricity demand still outstrips GDP growth. Office space and residential housing, especially low- and middle income housing, is in short supply. Property developers will benefit from this unbalanced situation which should persist for a few more years.

     This positive outlook for the Philippines must be tempered with some concerns. Inflation still has the power to spook investors. Although we expect a return to single digit inflation by some time in the middle of the year, infrastructure bottlenecks, such as the impossible traffic situation and the overly taxed water supply in Manila, must be properly addressed. A low savings rate and unequal distribution of wealth, though nagging problems, are being confronted by such efforts as the development of a local mutual fund industry. We are confident, however, that these problems are being given the priority they require by the national government and feel that the stage has been set for a continuation of sustainable, steady growth.

     We look forward to facing the challenge of the coming year and thank you for your steadfast support.

                                               Sincerely yours,

                                               /s/ LILIA C. CLEMENTE

                                               Lilia C. Clemente
                                               President

THE FIRST PHILIPPINE FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 1995

                                                                  Number of
                                                                   Shares             Value
-----------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (99.8%)
-----------------------------------------------------------------------------------------------
COMMON STOCK (89.5%)
Banking (14.2%)
  Bankard Inc. (c)                                                  6,470,000      $  2,369,421
  Citytrust Banking Corp.                                              30,000           921,263
  Far East Bank and Trust Company                                     133,400         3,613,108
  Metro Bank & Trust Company                                          518,330        10,069,321
  Philippine Commercial International Bank (c)                        728,118         6,721,773
  Philippine Savings Bank                                           3,031,609         5,319,830
-----------------------------------------------------------------------------------------------
                                                                                     29,014,716
-----------------------------------------------------------------------------------------------
Conglomerates (12.1%)
  Aboitiz Equity Ventures, Inc. (c)                                18,318,400         3,494,011
  Ayala Corp. -- A                                                 11,711,769         9,829,058
  Benpres Holdings GDR (c)(f)(h)                                      387,491         1,937,455
  First Philippine Holdings -- A                                    4,067,499         5,508,362
  Metro Pacific Corporation                                        20,574,333         3,806,573
-----------------------------------------------------------------------------------------------
                                                                                     24,575,459
-----------------------------------------------------------------------------------------------
Construction (4.4%)
  Bacnotan Consolidated Industries                                    656,205         3,754,892
  Davao Union Cement -- A                                           4,000,000           808,728
  DMCI Holdings Inc. (c)                                            3,877,000         1,390,242
  Seacem Holdings (c)                                              24,000,000         3,112,841
-----------------------------------------------------------------------------------------------
                                                                                      9,066,703
-----------------------------------------------------------------------------------------------
Electronics (1.3%)
  Ionics Circuits Inc (c)                                              60,000            81,254
  Matsushita Electric Philippines (b)                               4,855,395         2,546,795
-----------------------------------------------------------------------------------------------
                                                                                      2,628,049
-----------------------------------------------------------------------------------------------
Engineering (0.4%)
  Engineering Equipment, Inc.                                      14,964,000           867,677
-----------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                  Number of
                   COMMON STOCK (continued)                        Shares             Value
-----------------------------------------------------------------------------------------------
Food and Beverage (13.8%)
  Alaska Milk Corp. (c)                                            13,372,000      $  1,938,415
  La Tondena Distillers, Inc. (f)                                   2,487,800         2,752,201
  RFM Corp.                                                        12,037,375         2,571,500
  San Miguel Corp. -- A                                             7,839,409        15,401,296
  Selecta Dairy Products, Inc.                                     12,500,000           906,004
  Universal Robina                                                  9,298,800         4,611,444
-----------------------------------------------------------------------------------------------
                                                                                     28,180,860
-----------------------------------------------------------------------------------------------
Mining (1.5%)
  Manila Mining Corp. -- A (b)                                    714,500,000         1,308,309
  Manila Mining Corp. -- B                                         57,750,000           107,948
  United Paragon Mining Corp. (b)(c)                            6,960,000,000         1,593,042
-----------------------------------------------------------------------------------------------
                                                                                      3,009,299
-----------------------------------------------------------------------------------------------
Oil (0.1%)
  Basic Petroleum and Mining -- A (c)                             361,849,988           165,644
  Basic Petroleum and Mining -- B (c)                             194,166,659            88,884
  Philodrill Corp. -- A (c)                                        44,334,545            13,530
  Philodrill Corp. -- B (c)                                        39,436,363            12,035
-----------------------------------------------------------------------------------------------
                                                                                        280,093
-----------------------------------------------------------------------------------------------
Packaging (0.6%)
  Steniel Manufacturing Corp.                                       7,259,999         1,163,195
-----------------------------------------------------------------------------------------------
Real Estate Development (17.9%)
  Ayala Land, Inc. -- B                                            10,622,811        12,967,497
  Belle Corporation (c)                                            27,600,008         3,790,342
  Cebu Holding Inc. (c)                                             6,960,000           610,666
  C & P Homes Inc. (c)                                              5,464,500         4,012,803
  Fil-Estate Land Inc. (c)                                             30,000            22,602
  Filinvest Development Corp. (c)                                   1,000,000           667,582
  Filinvest Land Inc. (c)                                          12,125,000         3,885,328
  Grand Plaza Hotel Corp. (b)(c)(d)                                 5,681,500         3,251,030
  Pryce Properties Corp.                                           25,000,000         1,754,788
  Robinson's Land -- B (c)                                         15,300,000         2,159,533
  SM Prime Holdings Inc. (c)                                       12,000,000         3,433,280
-----------------------------------------------------------------------------------------------
                                                                                     36,555,451
-----------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                  Number of
                   COMMON STOCK (continued)                        Shares             Value
-----------------------------------------------------------------------------------------------
Shipping/Ship Repair (2.7%)
  ATI Holdings, Inc. (b)(c)                                        52,500,000      $  2,002,747
  Cebu Shipyard & Engineering Works -- A (b)(c)                        33,386             4,330
  Keppel Philippines Holdings -- A (c)                              6,657,325         2,539,607
  Kepphil Shipyard, Inc. -- A (c)                                     858,648            46,513
  William Lines, Inc. (f)                                           2,694,300           791,413
-----------------------------------------------------------------------------------------------
                                                                                      5,384,610
-----------------------------------------------------------------------------------------------
Telecommunications (11.6%)
  Digital Telecommunications (b)(c)                                11,250,000           500,687
  Globe Telecom (c)                                                 2,340,398         1,160,646
  Philippine Long Distance Telephone ADR (g)                          383,510        20,757,479
  Pilipino Telephone Corp. (c)(f)                                   1,217,500         1,230,783
-----------------------------------------------------------------------------------------------
                                                                                     23,649,595
-----------------------------------------------------------------------------------------------
Utilities (8.9%)
  Manila Electric Co. -- A                                          2,597,462        14,367,589
  Petron Corp.                                                      7,100,000         3,656,443
-----------------------------------------------------------------------------------------------
                                                                                     18,024,032
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $121,506,727)                                                            182,399,739
-----------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                        Par
          SCHEDULE OF INVESTMENTS (continued)            Maturity      (000)          Value
-----------------------------------------------------------------------------------------------
BONDS (3.1%)
  Bacnotan Consolidated Ind. Convertible Bond 5.5% (f)   06/21/04      $1,750      $  1,583,750
  International Container Terminal Services Inc. 6.0%    02/19/00       2,500         2,375,000
  JG Summit Convertible Bond 3.5% (f)                    12/23/03       3,000         2,227,500
-----------------------------------------------------------------------------------------------
TOTAL BONDS
     (Cost $7,423,704)                                                                6,186,250
-----------------------------------------------------------------------------------------------
CALL ACCOUNTS (7.2%)
  Philippine Peso (e)
     (Cost $14,679,927)                                                              14,668,163
-----------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                         203,254,152
-----------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (0.2%)
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
  Prudential Funding Co. 5.65354%
     (Cost $502,000)                                     01/02/96         502           502,000
-----------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                          502,000
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost $144,112,358) (a)                                                       $203,756,152
                                                                                   ------------

(a) Aggregate cost is the same for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

      Excess of market value over tax cost                                       $ 75,238,560
      Excess of tax cost over market value                                        (15,594,766)
                                                                                 ------------
                                                                                 $ 59,643,794
                                                                                 ============

(b)  At fair value as determined by the Board of Directors.
(c)  Non-income producing security.
(d) Common stock has a warrant offering of 1 warrant for every 5 Common Shares owned, expiring on 12/9/97. The warrants are valued at zero as determined by the Board of Directors.
(e)  Daily interest is being accrued at a rate of 4% of the outstanding balance.
(f) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(g)  ADR -- American Depository Receipt.
(h)  GDR -- Global Depository Receipt.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                        December 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $129,432,431)......................................................................       $189,087,989
Cash (including Philippine pesos of $14,668,163 with a cost of $14,679,927)...................................         14,668,632
Dividends receivable..........................................................................................            432,095
Interest receivable...........................................................................................            110,331
Receivable for investments sold...............................................................................          2,361,272
Prepaid insurance.............................................................................................              6,565
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS..................................................................................................        206,666,884
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased.............................................................................          1,165,377
Accrued expenses payable......................................................................................            649,631
Dividend payable..............................................................................................         11,449,500
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES.............................................................................................         13,264,508
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 11,225,000 common shares outstanding).......................................................       $193,402,376
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($193,402,376 / 11,225,000)................................................................................       $      17.23
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
 Capital stock................................................................................................       $    112,250
 Paid-in capital..............................................................................................        130,360,080
 Accumulated net investment loss..............................................................................         (1,494,810)
 Accumulated net realized gain on investments.................................................................          4,764,662
 Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and
   liabilities denominated in foreign currencies..............................................................         59,660,194
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................................       $193,402,376
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the Six
                                                                                                                     Months Ended
                   STATEMENT OF OPERATIONS (Unaudited)                                                          December 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $4,446)......................................................................       $    190,902
 Dividends (net of taxes withheld $156,382)...................................................................            467,955
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.......................................................................................            658,857
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment advisory fee......................................................................................          1,103,551
 Custodian fees...............................................................................................            247,236
 Trustee fee..................................................................................................            165,533
 Administration fee...........................................................................................            110,355
 Transfer agent fees..........................................................................................             21,588
 Legal fees...................................................................................................             80,736
 Printing.....................................................................................................             23,189
 Directors fees...............................................................................................             38,401
 Audit fees...................................................................................................             32,063
 Insurance....................................................................................................              6,639
 Miscellaneous................................................................................................            114,797
---------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES................................................................................................          1,944,088
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS...........................................................................................         (1,285,231)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS AND
 LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions......................................................................................         13,338,192
   Foreign currency transactions..............................................................................            (55,500)
---------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments................................................................................................        (39,018,963)
   Foreign currency holdings and other assets and liabilities denominated in foreign currencies...............             16,400
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings and other assets and
     liabilities denominated in foreign currencies............................................................        (25,719,871)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................       $(27,005,102)
---------------------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                 For the Six
THE FIRST PHILIPPINE FUND INC.                                  Months Ended              For the
                                                              December 31, 1995         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                              (unaudited)           June 30, 1995
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss....................................    $  (1,285,231)         $    (2,237,561)
     Net realized gain on security transactions.............       13,338,192                3,999,098
     Net realized gain (loss) on foreign currency
       transactions.........................................          (55,500)                 (71,720)
     Net change in unrealized appreciation on investments,
       foreign currency holdings and other assets and
       liabilities denominated in foreign currencies........      (39,002,563)               8,925,378
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
     operations.............................................      (27,005,102)              10,615,195
------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net realized long-term gains ($1.02 & $0.85 per share,
     respectively)..........................................      (11,449,500)              (7,633,000)
  Net realized short-term gains ($0.00 & $1.25 per share,
     respectively)..........................................                0              (11,225,000)
------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS DECLARED..................      (11,449,500)             (18,858,000)
------------------------------------------------------------------------------------------------------
  Capital share transactions:
     Proceeds from issuance of 2,245,000 shares sold in
       connection with rights offering (net of sales
       commissions of $1,289,752 and offering costs of
       $502,106)............................................                0               32,601,542
------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets...................      (38,454,602)              24,358,737
  Net assets:
     Beginning of period....................................      231,856,978              207,498,241
------------------------------------------------------------------------------------------------------
     End of period (including accumulated loss of
       ($1,494,810) and ($209,579), respectively)...........    $ 193,402,376          $   231,856,978
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                          For the Six
                                         Months Ended                     For the Year Ended June 30,
                                       December 31, 1995     -----------------------------------------------------
                                          (unaudited)            1995                1994                1993
 ------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.............................         $20.66                  $23.11              $14.84              $14.58
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......          (0.12)                  (0.20)              (0.22)              (0.07)
  Net realized and unrealized gains
    (losses) on investments, foreign
    currency holdings and other
    assets and liabilities
    denominated in foreign
    currencies.......................          (2.29)                   1.27                9.25                0.90
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations..............          (2.41)                   1.07                9.03                0.83
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income...........................             --                      --                  --                  --
  Distributions from net realized
    long-term gains..................          (1.02)                  (0.85)              (0.18)              (0.32)
  Distributions from net realized
    short-term gains.................             --                   (1.25)              (0.58)              (0.25)
------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS....          (1.02)                  (2.10)              (0.76)              (0.57)
------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE
  RIGHTS OFFERING....................             --                   (1.42)                 --                  --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.......         $17.23                  $20.66              $23.11              $14.84
------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD.............................        $13.875                 $16.875              $18.25              $13.00
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*.............         (12.00)%***               7.06%              45.62%              19.19%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000's).............................       $193,402                $231,857            $207,498            $133,306
Ratios to average net assets:
  Operating expenses.................           1.76%**                 1.82%               1.79%               1.72%
  Net investment income (loss).......          (1.16)%**               (1.01)%             (1.08)%             (0.45)%
Portfolio turnover...................          24.03%                  20.50%              39.35%              37.30%
------------------------------------------------------------------------------------------------------------------

                                              For the Year Ended June 30,
                                        -------------------------------------
                                             1992                1991
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.............................             $10.35              $10.97
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......               0.05                0.40+
  Net realized and unrealized gains
    (losses) on investments, foreign
    currency holdings and other
    assets and liabilities
    denominated in foreign
    currencies.......................               4.37               (0.43)
-----------------------------------------------------------------------------
Net increase (decrease) from
  investment operations..............               4.42               (0.03)
-----------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income...........................              (0.19)              (0.59)
  Distributions from net realized
    long-term gains..................                 --                  --
  Distributions from net realized
    short-term gains.................                 --                  --
-----------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS....              (0.19)              (0.59)
-----------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE
  RIGHTS OFFERING....................                 --                  --
-----------------------------------------------------------------------------
Net asset value, end of period.......             $14.58              $10.35
-----------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD.............................             $11.50               $7.50
-----------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*.............              56.61%             (13.01)%
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000's).............................           $130,955             $92,975
Ratios to average net assets:
  Operating expenses.................               1.79%               1.90%
  Net investment income (loss).......                .42%               3.92%
Portfolio turnover...................              21.61%               1.03%
-----------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.
 ** Annualized
*** Nonannualized
 + Net income for the year ended June 30, 1991 includes net gains from foreign currency transactions of $0.04 per share.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

SELECTED QUARTERLY FINANCIAL DATA
(Unaudited)
(Amounts in thousands, except per share amounts)

                                                                    QUARTER ENDED
                                        12/31/95            09/30/95            06/30/95            03/31/95
                                    -----------------   -----------------   -----------------   -----------------
                                                Per                 Per                 Per                 Per
                                     Total     Share     Total     Share     Total     Share     Total     Share
-----------------------------------------------------------------------------------------------------------------
Investment income.................  $    261   $ 0.02   $    398   $ 0.04   $    611   $ 0.05   $    568   $ 0.05
Net investment loss...............      (656)   (0.06)      (629)   (0.06)      (470)   (0.03)      (437)   (0.02)
Distribution from net realized
  long-term gains.................   (11,450)   (1.02)
Net realized gain (loss) and
  change in net unrealized
  appreciation (depreciation) on
  investments, foreign currency
  holdings, and other assets and
  liabilities denominated in
  foreign currencies..............   (16,183)   (1.44)    (9,537)   (0.85)    23,051     1.99    (34,855)   (3.46)
Net asset value...................  $193,402   $17.23   $221,691   $19.75   $231,857   $20.66   $209,277   $18.64
-----------------------------------------------------------------------------------------------------------------

                                        12/31/94            09/30/94            06/30/94            03/31/94
                                    -----------------   -----------------   -----------------   -----------------
                                                Per                 Per                 Per                 Per
                                     Total     Share     Total     Share     Total     Share     Total     Share
-----------------------------------------------------------------------------------------------------------------
Investment income.................  $    403   $ 0.04   $    332   $ 0.04   $    358   $ 0.04   $    435   $ 0.05
Net investment loss...............      (590)   (0.07)      (741)   (0.08)      (764)   (0.09)      (391)   (0.04)
Distribution from net realized
  long-term gains.................    (7,633)   (0.85)
Distribution from net realized
  short-term gains................   (11,225)   (1.25)
Net realized gain (loss) and
  change in net unrealized
  appreciation (depreciation) on
  investments, foreign currency,
  and other assets and liabilities
  denominated in foreign
  currencies......................     2,086     0.23     22,571     2.51      8,687     0.98    (31,240)   (3.49)
Net asset value...................  $211,966   $23.60   $229,328   $25.54   $207,498   $23.11   $199,575   $22.22
-----------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995
(Unaudited)
------------

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. Organizational costs were amortized on a straight line basis over five years from the commencement of the Fund's operations.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $11,206,940 (6% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1995, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities, and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

    (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

    The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

(Unaudited)
------------

    Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

    Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require classification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital foreign currency losses of $184,257 for the year ended June 30, 1995. As of June 30, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1995, the Fund reclassified $2,053,304 from accumulated net investment loss to accumulated net realized gain on investments and paid-in capital, amounting to $935,340 and $1,117,964, respectively, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one

(Unaudited)
------------

    business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.  MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 1995, the Investment Adviser earned $1,103,551 from the Fund, of which $217,090 was payable to the Investment Adviser at December 31, 1995.

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the six months ended December 31, 1995, the Investment Adviser paid $386,243 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 1995, the Trustee earned fees of $165,533, of which $77,563 was payable to the Trustee at December 31, 1995.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 1995, the Administrator earned fees of $110,355, of which $51,709 was payable to the Administrator at December 31, 1995.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee, in addition to certain out-of-pocket expenses, an annual fee of $8,000 plus $500 for each meeting of the Board or of a committee of the Board attended in person. Director fees payable at December 31, 1995 were $12,000, which is included in accrued expenses.

    The Fund paid or accrued approximately $84,300 for the six months ended December 31, 1995, for legal services to a law firm of which the Fund's secretary is a partner.

C.  CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 1995, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

    During the year ended June 30, 1995, the Fund issued 2,245,000 shares of common stock in connection with a rights offering of the Fund's shares, at a subscription price of $15.32; this represented 90% of average reported sales

(Unaudited)
------------

prices for the week prior to exercise date. Shareholders of record on January 3, 1995 were issued one non-transferable right for each whole share of common stock owned. The rights entitled the shareholders the opportunity to subscribe for one share of common stock for every five rights held. Shareholders who fully exercised all rights issued to them in the primary subscription were entitled to subscribe for additional shares pursuant to an oversubscription privilege. The Fund paid $1,289,752 for sales commissions and $502,106 in other offering costs which were charged to additional paid-in capital. Included in offering costs is approximately $229,000 paid to the Fund's legal counsel in connection with the rights offering to a law firm in which the Fund's secretary is a partner.

D.  PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $25,824,545 and $39,413,132, respectively, for the six months ended December 31, 1995.

E.  OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At December 31, 1995, 99.8% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

DIRECTORS AND OFFICERS
------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

EXECUTIVE OFFICES
------------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700; regarding shareholder account inquiries, please call
1-800-432-8224)

------------
INVESTMENT ADVISER
Clemente Capital, Inc.

------------
ADMINISTRATOR
PFPC Inc.

------------
TRANSFER AGENT AND REGISTRAR
The Bank of New York

------------
CUSTODIAN
Brown Brothers Harriman & Co.

------------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

                               SUMMARY OF GENERAL
                                  INFORMATION
------------
THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal and The New York Times and in other newspapers. For shareholder account inquiries call 1-800-432-8224.

------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                    [THE FIRST PHILIPPINE FUND INC. LOGO]

                        The First Philippine Fund Inc.
                              SEMI-ANNUAL REPORT

                              DECEMBER 31, 1995